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                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT



To the Board of Directors
GeneScreen, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP
                                  ----------------------
                                  KPMG LLP

Princeton, New Jersey
May 8, 2001